[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.7(c)

AMENDMENT NO. 1 TO

ANCILLARY SERVICES AGREEMENT

This Amendment No. 1 to Ancillary Services Agreement (this “Amendment”) is effective as of January 16, 2019 (the “Amendment Effective Date”) and is entered into between Cigna and Provider, as identified below.

Name:	Cigna Health Corporation Inc. (“Cigna”)	Name:	Omada Health (“Provider”)

Address:	900 Cottage Grove Road, Wilde Hartford, CT 06152	Address:	500 Sansome Street, Suite 200 San Francisco, CA 94111

WHEREAS, the parties entered into that certain Ancillary Services Agreement by and between Cigna and Provider dated May 31, 2018 (the “Agreement”);

WHEREAS, Cigna and Provider wish to amend the Agreement to reflect certain changes to the Agreement;

NOW THEREFORE, in consideration of the foregoing premises and the agreements set forth below, and intending to be legally bound, the parties hereby agree as follows:

1. Interpretation. Capitalized terms used in this Amendment but not defined herein shall have the respective meanings set forth in the Agreement.

2.  Amendments.

2.1 Section 3.9.1 of Attachment C, Additional Provisions and Exhibits, of the Agreement is hereby amended to add the following Approved Technology Vendor: [***]

3. Incorporation and Ratification of Agreement. Except as set forth in Section 2 above, the Agreement shall remain unchanged.

This Amendment is governed by the terms and conditions of the Agreement, which is hereby incorporated by reference and affirmed by the parties and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives.

CIGNA HEALTH CORPORATION	OMADA HEALTH, INC.

Signature: /s/ Dawn Salan	Signature: /s/ Sarah Blanchard
Print Name: Dawn Salan	Print Name: Sarah Blanchard
Title: Sr. Director, Supply Chain	Title: CFO
Date: 2/25/2019 | 07:58 AM PST	Date: February 15, 2019